SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-1

                         Post-Effective Amendment No. 3

                     to Registration Statement No. 333-65080

                                      Under

                           The Securities Act of 1933

                         American Enterprise MVA Account
               (Exact name of registrant as specified in charter)

                                     Indiana
             ------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                       63
             -------------------------------------------------------
            (Primary Standard Industrial Classification Code Number)

                                   94-2786905
           ----------------------------------------------------------
                      (I.R.S. Employer Identification No.)

                 829 AXP Financial Center, Minneapolis, MN 55474
                                 (612) 671-3131
        -----------------------------------------------------------------

        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 James M. Odland
             50607 AXP Financial Center, Minneapolis, Minnesota 55474
                                 (612) 671-3794
         --------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

It is proposed that this filing become effective February 28, 2002.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.                                  [X]

Pursuant to Rule 429 under the Securities Act, the prospectus contained herein also relates to and constitutes a Post-Effective Amendment to Securities Act Registration Statement No. 333-86297.

The prospectus filed electronically herewith is not intended to supersede the prospectuses for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express Signature Variable Annuity(R), and the American Express New Solutions(SM) Variable Annuity contracts filed with the Initial Registration Statement No. 333-65080, filed on or about July 13, 2001.

The prospectus filed electronically herewith is also not intended to supersede the prospectuses for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) contracts filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-65080, filed on or about Aug. 9, 2001.

The prospectus filed electronically herewith is also not intended to supersede the prospectus for the American Express(R) Signature One Variable Annuity contract filed with Post-Effective Amendment No. 2 to Registration Statement
No. 333-65080, filed on or about October 29, 2001.


                                           Calculation of Registration Fee

Title of each class of    Amount to be           Proposed maximum        Proposed maximum       Amount of
securities to be          registered             offering price per      aggregate offering   registration fee
registered                                       unit                    price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Interests in the          N/A
Guarantee Period
Accounts of the
Wells Fargo Advantage(SM) Variable Annuity,
the Wells Fargo Advantage(SM) Builder Variable Annuity,
the American Express Signature Variable Annuity(R),
the American Express(R) Signature One Variable Annuity,
the American Express New Solutions(SM) Variable Annuity,
the American Express(R) Galaxy Premier Variable Annuity,
the American Express Pinnacle Variable Annuity(SM),
and the American Express FlexChoice(SM) Variable Annuity Contracts


                       Registration Statement on Form S-1

                              Cross-Reference Sheet
                     Pursuant to Regulation S-K, Item 501(b)

Form S-1 Item Number and Caption                     Located in Prospectus

1.       Forepart of the Registration
         Statement and Outside Front
         Cover Page of Prospectus                    Outside Front Cover

2.       Inside Front and Outside Back
         Cover Pages of Prospectus                   Table of Contents

3.       Summary Information, Risk Factors
         and Ratio of Earnings to Fixed
         Charges                                     Summary or, as to ratio of
                                                     earnings to fixed charges,
                                                     Not Applicable

4.       Use of Proceeds                             The variable accounts; The
                                                     fixed accounts

5.       Determination of Offering Price             Not Applicable

6.       Dilution                                    Not Applicable

7.       Selling Security Holders                    Not Applicable

8.       Plan of Distribution                        Distribution of Contracts

9.       Description of Securities to Be Registered  The variable accounts;
                                                     The fixed accounts

10.      Interests of Named Experts and Counsel      Not Applicable

11.      Information with Respect to the Registrant  About American Enterprise
                                                     Life; Additional
                                                     Information about American
                                                     Enterprise Life

12.      Disclosure of Commission Position
         on Indemnification for Securities
         Act Liabilities                             See Item 14 in Part II

                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

The American Express FlexChoice(SM) Variable Annuity prospectus filed in American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 on form N-4 to Registration Statement No. 333-73958 filed on or about February 20, 2002, which contains information for the American Enterprise MVA Account, is incorporated by reference.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

         The expenses of the issuance and distribution of the interests in the Guarantee Period Accounts of the Contract to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 14. Indemnification

           The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

           The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

           The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 15. Recent Sales of Unregistered Securities

         None

Item 16. Exhibits and Financial Statement Schedules

(a)      Exhibits

1.       Not applicable.

2.       Not applicable.

3.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit 6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.2    Amended By-laws of American Enterprise Life, filed electronically as
       Exhibit 6.2 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.3 Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed electronically as
       Exhibit 3.3 to Registrant's Initial Registration Statement No. 333-86297, filed on or about Aug. 31, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express(R) Signature One Variable Annuity (form 240180), filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 7, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44210), filed electronically as Exhibit
       4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Deferred Annuity Contract for the American Express New Solutions(SM) Variable Annuity (form 240343) filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Deferred Annuity Contract for American Express Signature Variable Annuity (R) (form 43431) filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.6 Form of Deferred Annuity Contract for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) (form 44170) filed electronically as Exhibit 4.1
       to  American   Enterprise   Variable  Annuity  Account's Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

4.7 Form of Deferred Annuity Contract for American Express FlexChoice(SM) Variable Annuity contract Option L (form 271496) filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.8 Form of Deferred Annuity Contract for American Express FlexChoice(SM) Variable Annuity contract Option C (form 271491) filed electronically as
       Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.9 Form of Enhanced Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts
       (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity (R) and the American Express(R) Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Guaranteed Minimum Income Benefit Rider for the American Express New Solutions(SM) Variable Annuity (form 240350), filed electronically as
       Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.12 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.13 Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity(R) and the American Express Signature One Variable Annuity(SM) (form 240183), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.14 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express (R) Signature One Variable Annuity (form 240182), filed electronically as Exhibit 4.11 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-86297 on form S-1, filed on or about May 1, 2000, is incorporated by reference.

4.15 Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity(R) and the American Express(R) Signature One Variable Annuity (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

4.16 Form of Performance Credit Rider for the American Express New Solutions(SM) Variable Annuity (form 240349), filed electronically as
       Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.17 Form of Benefit Protector(SM) Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, the American Express Pinnacle Variable Annuity(SM), the American Express(R) Signature One Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts (form 271155), filed electronically as Exhibit 4.15 to American Znterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.18 Form of Benefit Protector(SM) Plus Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, the American Express Pinnacle Variable Annuity(SM), the American Express(R) Signature One Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.19   Form of Maximum  Anniversary  Value Death  Benefit Rider for the American
       Express  New  Solutions (SM)  Variable   Annuity (form  240346),   filed
       electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about February 11, 2000, is incorporated by reference.

4.20 Form of Roth IRA Endorsement for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express Signature Variable Annuity(R), the
       American Express(R) Signature One Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, the American Express Pinnacle Variable Annuity(SM) and the American Express FlexChoice(SM) Variable Annuity contracts (form 43094), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, incorporated by reference.

4.21 Form of SEP-IRA for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express (R) Signature One Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43412), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.22 Form of SEP-IRA for the American Express Signature Variable Annuity(R), the American Express New Solutions(SM) Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.23 Form of Disability Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity and the American Express FlexChoice(SM) Variable Annuity contracts (form 44215), filed electronically as
       Exhibit 4.5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.24 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44216), to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.25 Form of TSA Endorsement for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express Signature Variable Annuity(R) and the American Express FlexChoice(SM) Variable Annuity contracts (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

5. Opinion of Counsel and consent to its use as to the securities being registered for the American Express(R) FlexChoice(SM) Variable Annuity, filed electronically herewith.

8.     Not applicable.

9.     Not applicable.

10.    Not applicable.

11.    Not applicable.

12.    Not applicable.

15.    Not applicable.

16.    Not applicable.

21.    Not applicable.

22.    Not applicable.

23.    Consent  of  Independent  Auditors, filed electronically herewith.

24. Power of Attorney to sign this Registration Statement, dated April 25, 2001, filed electronically as Exhibit 24 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-86297 on form S-1, filed on or about April 26, 2001, is incorporated by reference.

25.    Not applicable.

26.    Not applicable.

27.    None.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (iv)  Registrant   represents  that  it  is  relying  upon  the  no-action
            assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, American Enterprise Life Insurance Company, on behalf of the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota on the 20th day of February, 2002.

                                  American Enterprise MVA Account
                                  (Registrant)

                                  By American Enterprise Life Insurance Company

                                  By /s/ Carol A. Holton*
                                     --------------------
                                         Carol A. Holton
                                         President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 20th day of February, 2002.

Signature                                               Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
--------------------                      Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Carol A. Holton*                     Director, President and Chief
---------------------                     Executive Officer
     Carol A. Holton

/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler

/s/  Teresa J. Rasmussen*                 Director, Vice President, General
-------------------------                 Counsel and Secretary
     Teresa J. Rasmussen

/s/  Philip C. Wentzel*                   Vice President and Controller
-----------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
--------------------
     David L. Yowan



*Signed pursuant to Power of Attorney, dated April 25, 2001, filed electronically as Exhibit 24 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-86297 on form S-1, filed on or about April 26, 2001, and incorporated by reference.




By:/s/ James M. Odland
   ----------------------
       James M. Odland